                                 EXHIBIT 10.17.2

                             SUBORDINATION AGREEMENT
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
Principal       Loan Date      Maturity       Loan No.         Call        Collateral       Account        Officer       Initials
$400,000.00    09-09-1996                                       RVA                         5311162         16245
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:      Lithia Motors, Inc.      Lender:   United States National Bank
               360 E. Jackson                       of Oregon
               Medford, OR  97504                 Dealer Finance Division
               131 E. Main                        Medford, OR  97501

Creditor:      Sidney B. DeBoer
               234 Vista Street
               Ashland, OR 97520


THIS SUBORDINATION AGREEMENT IS ENTERED INTO AMONG LITHIA MOTORS, INC. ("BORROWER"), WHOSE ADDRESS IS 360 E. JACKSON, MEDFORD, OR 97504; UNITED STATES NATIONAL BANK OF OREGON ("LENDER"), WHOSE ADDRESS IS 131 E. MAIN, MEDFORD, OR 975O1; AND SIDNEY B. DEBOER ("CREDITOR"), WHOSE ADDRESS IS 234 VISTA STREET, ASHLAND, OR 97520. As of this date, September 9, 1996, Borrower is indebted to Creditor in the AGGREGATE AMOUNT OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00). This amount is the total indebtedness of every kind from Borrower to Creditor. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of (a) new credit or loan advances, (b) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (c) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. BASED ON THE REPRESENTATIONS AND ACKNOWLEDGMENTS CONTAINED IN THIS AGREEMENT, CREDITOR AND BORROWER AGREE WITH LENDER AS FOLLOWS:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Subordination Agreement, as this Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

     BORROWER.  The word "Borrower" means Lithia Motors, Inc.

     CREDITOR.  The word "Creditor" means Sidney B. DeBoer.

     LENDER. The word "Lender" means United States National Bank of Oregon, its successors and assigns.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO CREDITOR. The term "Subordinated Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting the rights of a holder of security (such as a secured party paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), and all other obligations, secured or unsecured, of any nature whatsoever.

     SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO LENDER. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. ALL SUBORDINATED INDEBTEDNESS OF BORROWER TO CREDITOR IS AND SHALL BE SUBORDINATED IN ALL RESPECTS TO ALL SUPERIOR INDEBTEDNESS OF BORROWER TO LENDER. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all its Security Interests to all Security Interests held by Lender, whether the Lender's Security Interest or Interests exist now or are acquired later.

PAYMENTS TO CREDITOR. Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (a) any payment upon any Subordinated Indebtedness, (b) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (c) any transfer of any assets as security for the Subordinated Indebtedness, except upon Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any Indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (a) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor where necessary) for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

09-09-1996                   SUBORDINATION AGREEMENT
Loan No                            (Continued)
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     CREDITOR'S NOTES.  Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

     CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement; (b) this Agreement is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (d) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

     CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower; (d) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

     LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to Creditor, (a) make one or more additional secured or unsecured loans to Borrower; (b) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (d) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (e) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (f) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (g) assign this Agreement in whole or in part.

     DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. In the event of a corporate reorganization or corporate arrangement of Borrower under the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement is hereby authorized to preserve such priority and subordination in approving any such plan of reorganization or arrangement. Any default by Borrower under the terms of the Subordinated Indebtedness also shall be a default under the terms of the Superior Indebtedness to Lender.

09-09-1996                   SUBORDINATION AGREEMENT
Loan No                            (Continued)
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     DURATION AND TERMINATION.  This Agreement will take effect when received by
     Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

     MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Creditor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Jackson County, State of Oregon. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Oregon. No provision contained in this Agreement shall be construed
          (a) as requiring Lender to grant to Borrower or to Creditor any financial assistance or other accommodations, or (b) as limiting or precluding Lender from the exercise of Lender's own judgment and discretion about amounts and times of payment in making loans or extending accommodations to Borrower.

          AMENDMENTS. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Lender, Borrower, and Creditor.

          ARBITRATION. LENDER AND CREDITOR AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receiver, or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          ATTORNEYS' FEES; EXPENSES. Creditor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Creditor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal

09-09-1996                   SUBORDINATION AGREEMENT
Loan No                            (Continued)
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          expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

          SUCCESSORS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement, and the covenants of Borrower and Creditor respecting subordination of the Subordinated Indebtedness in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

          WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     BORROWER AND CREDITOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AS OF SEPTEMBER 9, 1996.

     BORROWER:

     LITHIA MOTORS, INC.

     BY:
        ------------------------------------------
          LITHIA MOTORS, INC.,
          BY: SIDNEY B. DEBOER, PRESIDENT

     BY:
        ------------------------------------------
          LITHIA'S GRANTS PASS AUTO CENTER, L.L.C.,
          BY: LITHIA MOTORS, INC. MANAGING MEMBER
          BY: SIDNEY DEBOER, PRESIDENT

     BY:
        ------------------------------------------
          LITHIA DODGE L.L.C.,
          BY: LITHIA MOTORS, INC.
          MANAGING MEMBER
          BY: SIDNEY DEBOER, PRESIDENT

     BY:
        ------------------------------------------
          LITHIA TLM L.L.C.,
          BY: LITHIA MOTORS, INC.
          MANAGING MEMBER
          BY: SIDNEY DEBOER, PRESIDENT

09-09-1996                   SUBORDINATION AGREEMENT
Loan No                            (Continued)
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     CREDITOR:

     SIDNEY B. DEBOER
     BY:
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     LENDER:

     UNITED STATES NATIONAL BANK OF OREGON

     BY:
        ------------------------------------------
          AUTHORIZED OFFICER